UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2019

SALARIUS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36812	46-5087339
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2450 Holcombe Blvd. Suite J-608 Houston, TX		77021
(Address of principal executive offices)		(Zip Code)

(346) 772-0346

(Registrant’s telephone number, including area code)

Flex Pharma, Inc.

31 St. James Ave, 6th Floor

Boston, MA 02116

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SLRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 19, 2019, Salarius Pharmaceuticals, Inc., formerly known as Flex Pharma, Inc. (the “Registrant”), completed its business combination with Salarius Pharmaceuticals, LLC (“Private Salarius”) in accordance with the terms of the Agreement and Plan of Merger (as amended, the “Merger Agreement”), dated as of January 3, 2019 and amended on June 27, 2019, by and among the Registrant, Falcon Acquisition Sub, LLC (“Merger Sub”), and Private Salarius, pursuant to which Merger Sub merged with and into Private Salarius, with Private Salarius surviving as a wholly owned subsidiary of the Registrant (the “Merger”). Matters relating to this transaction were approved by the Registrant’s stockholders at a special meeting of its stockholders on July 12, 2019 (the “Special Meeting”).

On July 19, 2019, in connection with, and prior to the completion of, the Merger, the Registrant effected a 1-for-25 reverse stock split of its then outstanding common stock (the “Reverse Split”) and the Registrant changed its name to “Salarius Pharmaceuticals, Inc.” (the “Name Change”), pursuant to an amendment to its certificate of incorporation filed with the Secretary of State of the State of Delaware on July 18, 2019, which became effective on July 19, 2019. Immediately prior to the Reverse Split, stockholders of the Registrant as of the close of business on July 18, 2019, received one right per share of common stock they held, which right will entitle them to receive a warrant to purchase common stock six months and one day following the closing date of the Merger.

Following the completion of the Merger, the business conducted by the Registrant became primarily the business conducted by Private Salarius, which is a clinical-stage oncology company targeting the epigenetic causes of cancers and is developing treatments for patients that need them the most.

Under the terms of the Merger Agreement, the Registrant issued shares of its common stock to Private Salarius’ common unit, profits interest common unit and Series A unit holders, at the conversion ratio formulae described in the Merger Agreement, in exchange for each Private Salarius common unit, profits interest common unit and Series A unit outstanding immediately prior to the Merger.

The aggregate consideration issuable to unit holders of Private Salarius in connection with the closing of the Merger, after giving effect to the Reverse Split, was 3,045,960 shares of the Registrant’s common stock. Immediately after the Merger, there were approximately 3,747,246 shares of the Registrant’s common stock outstanding. In accordance with the terms of the Merger, Agreement, immediately following the closing of the Merger, former Private Salarius unit holders owned approximately 80.1% of the combined company, and the Registrant’s stockholders immediately prior to the Merger, whose shares of the Registrant’s common stock remain outstanding after the Merger, owned approximately 19.9% of the combined company, in each case on a partially-diluted basis, excluding the effect of certain options, the dividend or distribution of rights and warrants to stockholders of Flex Pharma, Inc. described above and the issuance of a warrant to Wedbush Securities Inc. (“Wedbush”).

The issuance of the shares of the Registrant’s common stock to the former stockholders of Private Salarius was registered with the U.S. Securities and Exchange Commission (the “SEC”) on a Registration Statement on Form S-4 (Reg. No. 333-229666), which was declared effective by the SEC on April 29, 2019 (the “Registration Statement”).

The Registrant’s common stock continued to trade on a pre-split basis through the close of business on Friday, July 19, 2019 on the Nasdaq Capital Market under the ticker symbol “FLKS.” Commencing with the open of trading on Monday, July 22, 2019, the post-split shares began trading on the Nasdaq Capital Market under the ticker symbol “SLRX.” The Registrant’s common stock has a new CUSIP number of 79400X107.

The descriptions of the Merger and Merger Agreement included herein are not complete and are subject to and qualified in their entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on January 4, 2019, Amendment No. 1 to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on July 1, 2019, and Waiver No. 1 to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.3, each of which are incorporated herein by reference. The representations, warranties and covenants contained in such documents were made only for purposes of such documents and as of specific dates, were solely for the benefit of the parties to such documents, and are subject to limitations agreed upon by the parties to such documents. Moreover, the representations and warranties contained in such documents were made for the purpose of allocating contractual risk between the parties to such documents instead of establishing matters as facts, and may be subject to standards of materiality applicable to the parties to such documents that differ from those applicable to investors generally. Investors (other than the parties to such documents) are not third-party beneficiaries under such documents and should not rely on the representations, warranties and covenants contained therein or any descriptions thereof as characterizations of the actual state of facts or condition of the Registrant, Private Salarius or any of their respective subsidiaries or affiliates.

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On July 19, 2019, the Registrant’s certificate of incorporation was amended to effectuate the Reverse Split and the Name Change. These changes to the Registrant’s certificate of incorporation were approved by the Registrant’s stockholders at the Special Meeting.

As a result of the Reverse Split, the number of issued and outstanding shares of the Registrant’s common stock immediately prior to the Reverse Split was reduced into a smaller number of shares, such that every 25 shares of the Registrant’s common stock held by a stockholder immediately prior to the Reverse Split were combined and converted into one share of the Registrant’s common stock.

No fractional shares were issued in connection with the Reverse Split. Any fractional shares resulting from the Reverse Split will be rounded to the nearest whole cent and each stockholder who would otherwise be entitled to a fraction of a share of common stock upon the Reverse Split (after aggregating all fractions of a share to which such stockholder would otherwise be entitled) shall, in lieu thereof, be entitled to receive a cash payment in an amount equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of the Registrant’s common stock (on a post-Reverse Split basis) on July 19, 2019 on the Nasdaq Capital Market.

The foregoing description of the amendment to the Registrant’s certificate of incorporation does not purport to be complete and is subject to and qualified in its entirety by reference to the amendment to the Registrant’s certificate of incorporation, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

In accordance with the Merger Agreement, on July 19, 2019, at the effective time of the Merger, Peter Barton Hutt, Marc Kozin, Stuart Randle, Michelle Stacy and Roger Tung (together, the “Prior Directors”) resigned from the Registrant’s board of directors and any respective committees of the board of directors to which they belonged. Also on July 18, 2019, the Prior Directors approved an increase to the number of directors comprising the board of directors to seven and appointed, effective as of the effective time of the Merger, David J. Arthur, Tess Burleson, Arnold C. Hanish, Paul Lammers, Bruce J. McCreedy, William K. McVicar and Jonathan P. Northrup as directors of the Registrant.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Pursuant to the Merger Agreement, on July 19, 2019, as of the effective time of the Merger, the Prior Directors resigned from the Registrant’s board of directors and any respective committees of the board of directors on which they served, which resignations were not the result of any disagreements with the Registrant relating to the Registrant’s operations, policies or practices.

Also, pursuant to the Merger Agreement, on July 19, 2019, as of the effective time of the Merger, each of William K. McVicar, the Registrant’s president and chief executive officer, and John McCabe, the Registrant’s chief financial officer and secretary, resigned as an officer of the Registrant.

(c) Effective as of the effective time of the Merger, the Registrant’s board of directors appointed David J. Arthur as the Registrant’s president and chief executive officer, and Scott Jordan as the Registrant’s chief financial officer. There are no family relationships among any of the Registrant’s directors and executive officers.

Biographical information regarding the Registrant’s newly appointed officers is set forth under the caption “Management Following the Merger” in the Registration Statement and is incorporated herein by reference. Each of the newly appointed officers entered into the Registrant’s standard form of indemnification agreement on July 19, 2019, which is attached as Exhibit 10.1 and incorporated herein by reference.

(d) The information set forth in Item 5.01 of this Current Report on Form 8-K with respect to the appointment of directors to the Registrant’s board of directors pursuant to and in accordance with the Merger Agreement is incorporated by reference into this Item 5.02(d).

Biographical information regarding the Registrant’s newly appointed directors is set forth under the caption “Management Following the Merger” in the Registration Statement and is incorporated herein by reference. Each of the newly appointed directors entered into the Registrant’s standard form of indemnification agreement on July 19, 2019, which is attached as Exhibit 10.1 and incorporated herein by reference.

Audit Committee

On July 19, 2019, Arnold C. Hanish, Tess Burleson and Bruce J. McCreedy were appointed to the audit committee of the Registrant’s board of directors, and Mr. Hanish was appointed as the chair of the audit committee.

Compensation Committee

On July 19, 2019, Bruce J. McCreedy, Arnold C. Hanish and Paul Lammers were appointed to the compensation committee of the Registrant’s board of directors, and Mr. McCreedy was appointed as the chair of the compensation committee.

Nominating and Corporate Governance Committee

On July 19, 2019, Tess Burleson and Paul Lammers were appointed to the nominating and corporate governance committee of the Registrant’s board of directors, and Ms. Burleson was appointed as the chair of the nominating and corporate governance committee.

Affiliations with 5% Stockholders

Jonathan P. Northrup, a member of the Registrant’s board of directors, holds more than 5% of the Registrant’s outstanding common stock.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) To the extent required by Item 5.03 of Form 8-K, the information contained in Item 2.01 and Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

On July 19, 2019, the Registrant’s board of directors adopted new bylaws (the “Bylaws”), which became effective as of July 19, 2019. A copy of the Amended and Restated Bylaws is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 5.08 Shareholder Director Nominations

To the extent required by Item 5.08 of Form 8-K, the information contained in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

On July 22, 2019, the Registrant issued a press release announcing the completion of the Merger, implementation of the Reverse Split, and effectiveness of the Name Change. A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Pursuant to the Merger Agreement, on July 19, 2019, the Registrant issued Wedbush, financial advisor to Flex Pharma, Inc., a warrant to purchase up to 42,928 shares of the Registrant’s common stock (the “Wedbush Warrant”). The Wedbush Warrant is exercisable for a period of five years and has an exercise price per share of $15.17.

On July 19, 2019, the Registrant’s board of directors established October 21, 2019 as the date of the Registrant’s 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”). Because the date of the 2019 Annual Meeting is being advanced by more than 30 days from the anniversary date of the Registrant’s 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”), in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Registrant is informing stockholders of this change.

The time and location of the 2019 Annual Meeting will be specified in the Registrant’s proxy statement for the 2019 Annual Meeting (the “2019 Proxy”). Because the date of the 2019 Annual Meeting has been changed by more than 30 days from the anniversary of the 2018 Annual Meeting, a new deadline has been set for submission of proposals by stockholders intended to be included in the 2019 Proxy.

Pursuant to Rule 14a-8 of the proxy rules of the SEC, a stockholder intending to present a proposal to be included in the 2019 Proxy must deliver a proposal in writing to the Registrant principal executive offices no later than a reasonable time before the Registrant begins printing and mailing the proxy materials for the 2019 Annual Meeting. According to the Bylaws, a stockholder must provide notice to the Registrant of proposals intended to be presented at, but not included in the proxy materials for, the 2019 Annual Meeting, including director nominations for election to the Registrant’s board of directors, in a timely manner. Under the Bylaws, to be timely in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is more than thirty (30) days before or after the anniversary date of the previous year’s annual meeting, notice by the stockholder must be received by the Secretary not later than the close of business on the later of (x) the ninetieth (90th) day prior to such annual meeting and (y) the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. As such, the new deadline for submission of proposals to be included in the 2019 Proxy is August 1, 2019. Proposals should be addressed to: Secretary, Salarius Pharmaceuticals, Inc. 2450 Holcombe Blvd., Suite J-608, Houston, TX 77021. Proposals of stockholders must also comply with the SEC’s rules regarding the inclusion of stockholder proposals in proxy materials, and the Registrant may omit any proposal from the proxy materials that does not comply with the SEC’s rules.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The Registrant intends to file the financial statements of Private Salarius required by Item 9.01(a) as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The Registrant intends to file the pro forma combined condensed financial information of the Registrant and Private Salarius required by Item 9.01(b) as part of an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Below is a list of exhibits included with this Current Report on Form 8-K.

Exhibit No.	Description

2.1^	Agreement and Plan of Merger dated January 3, 2019 by and among Flex Pharma, Inc., Falcon Acquisition Sub, LLC, and Salarius Pharmaceuticals, LLC (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on January 4, 2019).

2.2	Amendment No. 1 to the Agreement and Plan of Merger dated June 27, 2019 by and among Flex Pharma, Inc., Falcon Acquisition Sub, LLC, and Salarius Pharmaceuticals, LLC (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on July 1, 2019).

2.3	Waiver No. 1 to the Agreement and Plan of Merger dated July 18, 2019 by and among Flex Pharma, Inc., Falcon Acquisition Sub, LLC, and Salarius Pharmaceuticals, LLC.

3.1	Certificate of Amendment of Certificate of Incorporation of the Registrant filed with the Secretary of State of the State of Delaware on July 18, 2019.

3.2	Amended and Restated Bylaws of the Registrant, effective July 19, 2019.

10.1	Form of Indemnification Agreement between the Registrant and its directors and officers.

99.1	Press release issued by the Registrant on July 22, 2019.

^	The schedules and exhibits to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2019

Salarius Pharmaceuticals, Inc.

By:	/s/ David J. Arthur
David J. Arthur
President and Chief Executive Officer